                                                                 Exhibit 10.13.8

               EIGHTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

         This Eighth Amendment to Receivables Purchase Agreement, made as of May 14, 1996 (this "Amendment"), is among companies listed as Originators on the signature pages to this Amendment (collectively, the "Originators") and Prime Receivables Corporation (the "Purchaser"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Receivables Purchase Agreement (as defined below).

                             PRELIMINARY STATEMENTS:

                  1. Federated Department Stores, Inc. ("Federated"), the Originators and the Purchaser, a wholly owned special purpose subsidiary of Federated, are parties to the Receivables Purchase Agreement dated as of December 15, 1992 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), under which the Purchaser agreed to purchase Receivables from the Originators on the terms and subject conditions set forth in the Receivables Purchase Agreement.

                  2. The Originators and the Purchaser desire to amend the Receivables Purchase Agreement to revise Schedules I, II, III and IV attached thereto.

                  3. Section 8.01(a) of the Receivables Purchase Agreement permits the Originators and the Purchaser to amend the Receivables Purchase Agreement subject to certain conditions.

                                    AGREEMENT

                  The Originators and the Purchaser agree to the following terms and conditions:

                  1. AMENDMENT. Schedules I, II, III and IV to the Receivables Purchase Agreement are deleted in their entirety and replaced with Schedules I, II, III and IV attached to this Amendment.

                  2. CONDITIONS PRECEDENT. Attached to this Amendment as Exhibit A is a Certificate by an officer of FDS National Bank, as servicer, stating that the amendments to the Receivables Purchase Agreement effected by this Amendment does not adversely affect in any material respect the Interests of any of the Investor Certificateholders, which certificate is required to be delivered to the Trustee under Section 8.01(a) of the Receivables Purchase Agreement.

                  3. CONTINUING AGREEMENT. The Receivables Purchase Agreement, as amended by this Amendment, continues in full force and effect among the Originators and the Purchaser.

                  Delivered as of the day and year above first written.

                            BLOOMINGDALE'S, INC., as an Originator

                            By:  /s/ Karen M. Hoguet
                               ------------------------------------------
                            Name:  Karen M. Hoguet
                            Title:  Treasurer and Assistant Secretary

                            BROADWAY STORES, INC., as an Originator

                            By:  /s/ Karen M. Hoguet
                               ------------------------------------------
                            Name:  Karen M. Hoguet
                            Title:  Treasurer and Assistant Secretary

                            BURDINES, INC., as an Originator

                            By:  /s/ Karen M. Hoguet
                               ------------------------------------------
                            Name:  Karen M. Hoguet
                            Title:  Treasurer and Assistant Secretary

                            FDS NATIONAL BANK, as an Originator

                            By:  /s/ James R. Gudmens
                               ------------------------------------------
                            Name:  James R. Gudmens
                            Title:  President

                            LAZARUS, INC., as an Originator

                            By:  /s/ Karen M. Hoguet
                               ------------------------------------------
                            Name:  Karen M. Hoguet
                            Title:  Treasurer and Assistant Secretary

                            LAZARUS PA, INC., as an Originator

                            By:  /s/ Karen M. Hoguet
                               ------------------------------------------
                            Name:  Karen M. Hoguet
                            Title:  Treasurer and Assistant Secretary

                            MACY'S EAST, INC., (as successor in interest to Abraham & Straus, Inc. and Jordan Marsh Stores Corporation), as an Originator

                            By:  /s/ Karen M. Hoguet
                               ------------------------------------------
                            Name:  Karen M. Hoguet
                            Title:  Treasurer and Assistant Secretary

                            RICH'S DEPARTMENT STORES, INC.,
                            as an Originator

                            By:  /s/ Karen M. Hoguet
                               ------------------------------------------
                            Name:  Karen M. Hoguet
                            Title:  Treasurer and Assistant Secretary

                            STERN'S DEPARTMENT STORES, INC.,
                            as an Originator

                            By:  /s/ Karen M. Hoguet
                               ------------------------------------------
                            Name:  Karen M. Hoguet
                            Title:  Treasurer and Assistant Secretary

                            THE BON, INC., as an Originator

                            By:  /s/ Karen M. Hoguet
                               ------------------------------------------
                            Name:  Karen M. Hoguet
                            Title:  Treasurer and Assistant Secretary

                            PRIME RECEIVABLES CORPORATION,
                            as the Purchaser

                            By:  /s/ Susan R. Robinson
                               ------------------------------------------
                            Name:  Susan R. Robinson
                            Title:  President

                                                                      SCHEDULE I

                               LIST OF ORIGINATORS
                               -------------------

                                               Jurisdiction                     Chief Place of Business
                                                   of                           Chief Executive Office
Name of Originator                             Incorporation                    and Mailing Address
------------------                             -------------                    -------------------
Bloomingdale's, Inc.                               Ohio                         1000 Third Avenue
                                                                                New York, NY 11201

Broadway Stores, Inc.                            Delaware                       50 O'Farrell Street
                                                                                San Francisco, CA 94102

Burdines, Inc.                                     Ohio                         22 East Flagler Street
                                                                                Miami, FL 33131

Lazarus, Inc.                                      Ohio                         219 Perimeter Center
                                                                                  Parkway
                                                                                Atlanta, GA 30346

Macy's East, Inc.                                  Ohio                         151 W. 34th Street
                                                                                New York, NY 10001

Rich's Department                                  Ohio                         219 Perimeter Center
  Stores, Inc.                                                                    Parkway
                                                                                Atlanta, GA 30346

Stern's Department                                 Ohio                         Bergen Mall, Route 4,
  Stores, Inc.                                                                    East
                                                                                Paramus, NJ 07652

The Bon, Inc.                                      Ohio                         Third Avenue and Pine
                                                                                  Street
                                                                                Seattle, WA 98181

                                                                     SCHEDULE II

                       AUTHORIZED OFFICERS OF ORIGINATORS
                       ----------------------------------

Seller                                      Name                                      Title
------                                      ----                                      -----
Bloomingdale's, Inc.                        James M. Zimmerman                        Chairman
                                            Michael Gould                             President
                                            John R. Sims                              Vice President
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Broadway Stores, Inc.                       James M. Zimmerman                        Chairman
                                            Michael Steinberg                         President
                                            John E. Brown                             Vice President
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Burdines, Inc.                              James M. Zimmerman                        Chairman
                                            Howard Socol                              President
                                            John R. Sims                              Vice President
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Lazarus, Inc.                               James M. Zimmerman                        Chairman
                                            Russell Stravitz                          President
                                            John R. Sims                              Vice President
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Macy's East, Inc.                           James M. Zimmerman                        Chairman
                                            Harold D. Kahn                            President
                                            John R. Sims                              Vice President
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary


                   AUTHORIZED OFFICERS OF ORIGINATORS (Con't)
Rich's Department                           James M. Zimmerman                        Chairman
  Stores, Inc.                              Russell Stravitz                          President
                                            John R. Sims                              Vice President
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

Stern's Department                          James M. Zimmerman                        Chairman
  Stores, Inc.                              Matthew D. Serra                          President
                                            John R. Sims                              Vice President
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

The Bon, Inc.                               James M. Zimmerman                        Chairman
                                            Thomas P. Harville                        President
                                            John R. Sims                              Vice President
                                            Karen M. Hoguet                           Treasurer
                                            Dennis J. Broderick                       Vice President
                                            Jack B. Cox                               Assistant Secretary

                                                                    SCHEDULE III

                       Offices Where Books, Records, Etc.
                         Evidencing Receivables Are Kept
                         -------------------------------

Bloomingdale's, Inc.
--------------------

         1000 Third Avenue
         New York, NY 10022

         155 East 60th Street (10th Floor)
         New York, NY 10022

         1400 Northern Boulevard
         Manhasset, NY 11030

         132 West 31st Street (9th Floor)
         New York, NY 10005

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

Broadway Stores, Inc.
---------------------

         50 O'Farrell Street
         San Francisco, CA 94102

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

         FACS West
         1344 S. 52nd Street
         Tempe, AZ 85281

Burdines, Inc.
--------------

         22 East Flagler Street
         Miami, FL 33131

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

         FACS South
         4130 Gandy Boulevard
         Tampa, FL 33620

Lazarus, Inc.
-------------

         7th and Race Street
         Cincinnati, OH 45202

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

         FACS South
         4130 Gandy Boulevard
         Tampa, FL 33620

Macy's East, Inc.
-----------------

         151 W, 34th Street
         New York, NY 10001

         422 Fulton Street
         Brooklyn, NY 11201

         150 Fulton Avenue
         Hempstead, NY 11550

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

Rich's Department Stores, Inc.
------------------------------

         219 Perimeter Center Parkway
         Atlanta, GA 30346

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

         FACS South
         4130 Gandy Boulevard
         Tampa, FL 33620

Stern's Department Stores, Inc.
-------------------------------

         Bergen Mall, Route 4
         Paramus, NJ 07652

         South 60, Route 17 North
         Paramus, NJ 07652

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard

         Mason, OH 45040-8999

The Bon, Inc.
-------------

         Third Avenue and Pine Street
         Seattle, WA 98181

         Federated Systems Group, Inc.
         6801 Governors Parkway
         Bldg. 200, Suite 500
         Norcross, GA 30071

         FACS Group, Inc.
         9111 Duke Boulevard
         Mason, OH 45040-8999

         FACS West
         1344 S. 52nd Street
         Tempe, AZ 85281

                                                                     SCHEDULE IV

                            List of Lock-box Accounts
                            -------------------------
Star Bank Corporation        Burdines                                  480-366-723
P.O. Box 1038                Dept. 4500
425 Walnut Street            Cincinnati, OH
Cincinnati, OH               45274-4500
45201-1036

                             Jordan Marsh                             480-381-1425
                             P.O. Box 8079
                             Mason, Ohio
                             45040-8079

PNC Bank                     The Bon Marche                           426-002-7019
201 East 5th Street          P.O. Box 8080
Cincinnati, OH               Mason, Ohio
45201-1198                   45040-8080

                             Stern's                                  419-000-2709
                             P.O. Box 8081
                             Mason, Ohio
                             45040-8081

                             Lazarus                                  411-017-5133
                             P.O. Box 4504
                             Mason, Ohio
                             45040-4504

                             Macy's West                               300-1544986
                             P.O. Box 8021
                             Mason, Ohio
                             45040-8021

                             Broadway Stores                          300-154-4994
                             P.O. Box 8022
                             Mason, Ohio
                             45040-8022

AmSouth Bank, N.A.           Bloomingdale's                             88-419-622
1900 Fifth Ave., North       P.O. Box 11407
Birmingham, AL               Drawer 0018
35203                        Birmingham, AL
                             35242-0018



                             Rich's                                     01-579-282
                             P.O. Box 11407
                             Drawer 0001
                             Birmingham, AL
                             35245-0001

                             Goldsmith's                                73-233-579
                             P.O. Box 11407
                             Drawer 0012
                             Birmingham, AL
                             35245-0012

                             Abraham & Straus                           69-116-059
                             P.O. Box 11407
                             Drawer 0008
                             Birmingham, AL
                             35245-0008

The Fifth Third Bank         Lazarus                                     715-27336
38 Fountain Square Plaza     P.O. Box 0064
Cincinnati, OH               Cincinnati, OH
45263                        45274-0064


                                    EXHIBIT A

                                FDS NATIONAL BANK

                              OFFICER'S CERTIFICATE

                  Pursuant to Section 8.01 (a) of the Receivables Purchase Agreement dated as of December 15, 1992 (as amended, restated, supplemented or otherwise modified from time to time), among the companies listed therein as Originators and Prime Receivables Corporation, FDS National Bank, as servicer, certifies that the amendments to the Receivables Purchase Agreement dated as of May 14, 1996, do not adversely effect in any material respect the Interests of any of the Investor Certificateholders.

Dated:  May 14, 1996             FDS NATIONAL BANK, as servicer


                                 /s/ James R. Gudmens
                                 ------------------------------
                                 Name:  James R. Gudmens
                                 Title: President